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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  April 9, 1998
                Date of Report (Date of earliest event reported)




                                ACCUHEALTH, INC.
             (Exact name of registrant as specified in its charter)



          New York                       0-17292                13-3176233
-------------------------------   ----------------------     -----------------
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                 1575 Bronx River Avenue, Bronx, New York 10460
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               (Address of Principal Executive Offices) (Zip Code)



                                 (718) 518-9511
            ----------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
            ----------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 9, 1998, Accuhealth, Inc. (the "Company") completed the acquisition of Healix HealthCare, Inc. ("Healix"). The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of April 9, 1998 (the "Merger Agreement") among the Company, Healix, HHI Acquiring Corp., a wholly owned subsidiary of the Company, Linda Barkan, Chaim Charytan, Mary Comerford, Jeffrey S. Freed, Donald Giaquinto, Robert Giaquinto, Robert Labra, Kathleen P. O'Brien McDonald and Arthur Schwacke, Jr. The consideration for the merger was the issuance of 1,490,334 shares of the Company's Common Stock, which was issued to the shareholders of Healix Common Stock pro rata on the basis of .740721 shares issued for each share of Healix Common Stock. The description herein of the transaction is qualified in its entirety by reference to the Merger Agreement, a copy of which is annexed hereto as Exhibit 2.1.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)  FINANCIAL  STATEMENT OF BUSINESSES  ACQUIRED AND PRO FORMA
                      FINANCIAL INFORMATION.

         The Company will file the required financial statements for Healix and the required pro forma financial information as soon as practicable, but not later than 60 days after the date that this report on Form 8-K must be filed.

         (c)      EXHIBITS

         2.1 Agreement and Plan of Merger dated as of April 9, 1998 among Accuhealth, Inc., HHI Acquiring Corp., Healix HealthCare, Inc., Linda Barkan, Chaim Charytan, Mary Comerford, Jeffrey S. Freed, Donald Giaquinto, Robert Giaquinto, Robert Labra, Kathleen P. O'Brien McDonald and Arthur Schwacke, Jr.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ACCUHEALTH, INC



                                               By: /s/ Glenn C. Davis
                                                  ------------------------------
                                                       Chief Executive Officer,
                                                       President and Director
Dated:  April 30, 1998


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                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger dated as of April 9, 1998 among Accuhealth, Inc., HHI Acquiring Corp., Healix HealthCare, Inc., Linda Barkan, Chaim Charytan, Mary Comerford, Jeffrey S. Freed, Donald Giaquinto, Robert Giaquinto, Robert Labra, Kathleen P. O'Brien McDonald and Arthur Schwacke, Jr.